AMENDMENT TO THE LIVANOVA PLC 2015 INCENTIVE AWARD PLAN WHEREAS, LivaNova PLC (the “Company”) maintains the LivaNova PLC 2015 Incentive Award Plan (the “2015 Plan”); WHEREAS, pursuant to Section 13.1 of the 2015 Plan, the board of directors of the Company (the “Board”) is authorized to amend the 2015 Plan; WHEREAS, the Board has determined that the 2015 Plan should be amended to limit the number of Shares which may be issued or transferred pursuant to Awards (as defined in the 2015 Plan) granted on or after the Company’s forthcoming Annual General Meeting (the “2022 AGM”) to 50,000, and to limit the persons who qualify as Eligible Individuals under the 2015 Plan to Non-Employee Directors (each as defined in the 2015 Plan); NOW, THEREFORE, pursuant to Section 13.1 of the 2015 Plan, subject to and conditional upon the LivaNova PLC 2022 Incentive Award Plan being approved by shareholders at the 2022 AGM, the 2015 Plan is hereby amended as follows: 1. Section 3.1(a) of the 2015 Plan is hereby amended to read in its entirety as follows: “(a) Subject to Sections 3.1(b) and 13.2, the maximum aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is 8,800,000; provided that no more than an aggregate of 50,000 Shares may be issued or transferred pursuant to Awards granted on or after the Company’s Annual General Meeting in 2022 (the “2022 AGM”). Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market.” 2. Section 2.22 of the 2015 Plan is hereby amended to read in its entirety as follows: “ 2.22 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator; provided that on and after the 2022 AGM, Eligible Individual shall mean any person who is a Non-Employee Director, as determined by the Administrator.” 3. All other terms and conditions of the 2015 Plan shall remain in full force and effect and shall not be amended pursuant to this amendment.

2 IN WITNESS WHEREOF, the undersigned hereby executes this amendment on behalf of the Company as of this 13 day of June, 2022. LivaNova PLC By: /s/ Keyna P. Skeffington Name: Title: